                                                                                                                    EXHIBIT 12.2
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                    SEPTEMBER 30, 1997                    DECEMBER 31, 1996
                                                             --------------------------------   --------------------------------
                                                                           Supplemental (a)                     Supplemental (a)
                                                                       ----------------------             ----------------------
                                                                                         As                                As
                                                                       Adjustment    Adjusted             Adjustment    Adjusted
                                                                       ----------   ---------             ----------   ---------
Income from continuing operations ........................   $154,510        --     $154,510    $165,132        --     $165,132

Add (Deduct):
Total income taxes .......................................    100,426        --      100,426     112,927        --      112,927
Interest on long-term debt ...............................     77,655       3,397     81,052      79,434       3,615     83,049
Other interest charges ...................................     10,486        --       10,486      10,842        --       10,842
Preferred stock dividends of subsidiary trust ............      6,273        --        6,273         288        --          288
Interest on leases .......................................        288        --          288         375        --          375
                                                             --------       -----   --------    --------       -----   --------
                                                              195,128       3,397    198,525     203,866       3,615    207,481
                                                             --------       -----   --------    --------       -----   --------
  Earnings available for fixed charges ...................    349,638       3,397    353,035     368,998       3,615    372,613
                                                             --------       -----   --------    --------       -----   --------

Fixed Charges:
Interest on long-term debt ...............................     77,655       3,397     81,052      79,434       3,615     83,049
Other interest charges ...................................     10,486        --       10,486      10,842        --       10,842
Preferred stock dividends of subsidiary trust ............      6,273        --        6,273         288        --          288
Interest on leases .......................................        288        --          288         375        --          375
                                                             --------       -----   --------    --------       -----   --------
  Total fixed charges ....................................     94,702       3,397     98,099      90,939       3,615     94,554
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges .......................       3.69        --         3.60        4.06        --         3.94
                                                             ========       =====   ========    ========       =====   ========

Preferred stock dividends of subsidiary ..................   $  8,902        --     $  8,902    $ 10,401        --     $ 10,401
Ratio of net income before income taxes to net income ....     1.6500        --       1.6500      1.6839        --       1.6839
                                                             --------       -----   --------    --------       -----   --------
Preferred stock dividend requirements before income tax ..     14,688        --       14,688      17,514        --       17,514
                                                             --------       -----   --------    --------       -----   --------
Fixed charges plus preferred stock dividend requirements .    109,390       3,397    112,787     108,453       3,615    112,068
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ...........       3.20        --         3.13        3.40        --         3.32
                                                             ========       =====   ========    ========       =====   ========

Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                                                                    EXHIBIT 12.2
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                     DECEMBER 31, 1995                  DECEMBER 31, 1994
                                                             --------------------------------   --------------------------------
                                                                           Supplemental (a)                     Supplemental (a)
                                                                       ----------------------             ----------------------
                                                                                         As                                As
                                                                       Adjustment    Adjusted             Adjustment    Adjusted
                                                                       ----------   ---------             ----------   ---------
Income from continuing operations ........................   $132,489        --     $132,489    $121,145        --     $121,145

Add (Deduct):
Total income taxes .......................................     84,098        --       84,098      66,759        --       66,759
Interest on long-term debt ...............................     80,133       4,595     84,728      73,922       5,428     79,350
Other interest charges ...................................      9,396        --        9,396       6,639        --        6,639
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,088        --        1,088       1,211        --        1,211
                                                             --------       -----   --------    --------       -----   --------
                                                              174,715       4,595    179,310     148,531       5,428    153,959
                                                             --------       -----   --------    --------       -----   --------
  Earnings available for fixed charges ...................    307,204       4,595    311,799     269,676       5,428    275,104
                                                             --------       -----   --------    --------       -----   --------

Fixed Charges:
Interest on long-term debt ...............................     80,133       4,595     84,728      73,922       5,428     79,350
Other interest charges ...................................      9,396        --        9,396       6,639        --        6,639
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,088        --        1,088       1,211        --        1,211
                                                             --------       -----   --------    --------       -----   --------
  Total fixed charges ....................................     90,617       4,595     95,212      81,772       5,428     87,200
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges .......................       3.39        --         3.27        3.30        --         3.15
                                                             ========       =====   ========    ========       =====   ========

Preferred stock dividends of subsidiary ..................   $  8,059        --     $  8,059    $ 10,551        --     $ 10,551
Ratio of net income before income taxes to net income ....     1.6348        --       1.6348      1.5511        --       1.5511
                                                             --------       -----   --------    --------       -----   --------
Preferred stock dividend requirements before income tax ..     13,175        --       13,175      16,366        --       16,366
                                                             --------       -----   --------    --------       -----   --------
Fixed charges plus preferred stock dividend requirements .    103,792       4,595    108,387      98,138       5,428    103,566
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ...........       2.96        --         2.88        2.75        --         2.66
                                                             ========       =====   ========    ========       =====   ========

Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                                                                    EXHIBIT 12.2
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                     DECEMBER 31, 1993                  DECEMBER 31, 1992
                                                             --------------------------------   --------------------------------
                                                                           Supplemental (a)                     Supplemental (a)
                                                                       ----------------------             ----------------------
                                                                                         As                                As
                                                                       Adjustment    Adjusted             Adjustment    Adjusted
                                                                       ----------   ---------             ----------   ---------
Income from continuing operations ........................   $133,888        --     $133,888    $ 86,713        --     $ 86,713

Add (Deduct):
Total income taxes .......................................     75,917        --       75,917      39,144        --       39,144
Interest on long-term debt ...............................     80,642       5,678     86,320      87,233       7,391     94,624
Other interest charges ...................................      5,068        --        5,068       4,373        --        4,373
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,876        --        1,876       2,386        --        2,386
                                                             --------       -----   --------    --------       -----   --------
                                                              163,503       5,678    169,181     133,136       7,391    140,527
                                                             --------       -----   --------    --------       -----   --------
  Earnings available for fixed charges ...................    297,391       5,678    303,069     219,849       7,391    227,240
                                                             --------       -----   --------    --------       -----   --------

Fixed Charges:
Interest on long-term debt ...............................     80,642       5,678     86,320      87,233       7,391     94,624
Other interest charges ...................................      5,068        --        5,068       4,373        --        4,373
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,876        --        1,876       2,386        --        2,386
                                                             --------       -----   --------    --------       -----   --------
  Total fixed charges ....................................     87,586       5,678     93,264      93,992       7,391    101,383
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges .......................       3.40        --         3.25        2.34        --         2.24
                                                             ========       =====   ========    ========       =====   ========

Preferred stock dividends of subsidiary ..................   $  8,367        --     $  8,367    $  8,735        --     $  8,735
Ratio of net income before income taxes to net income ....     1.5670        --       1.5670      1.4514        --       1.4514
                                                             --------       -----   --------    --------       -----   --------
Preferred stock dividend requirements before income tax ..     13,111        --       13,111      12,678        --       12,678
                                                             --------       -----   --------    --------       -----   --------
Fixed charges plus preferred stock dividend requirements .    100,697       5,678    106,375     106,670       7,391    114,061
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ...........       2.95        --         2.85        2.06        --         1.99
                                                             ========       =====   ========    ========       =====   ========

Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.